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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  JUNE 19, 2000
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

          1-9025                                       NOT APPLICABLE.
  (Commission File Number)                    (IRS Employer Identification No.)
 370 SEVENTEENTH STREET, SUITE 3000,
        DENVER, CO USA                                     80202
(Address of Principal Executive Offices)                (Zip Code)

                                 (303) 629-2450
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)



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                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

       Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

       Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Not applicable.

ITEM 5.  OTHER EVENTS.

       PRESS RELEASE DATED JUNE 19, 2000 VISTA GOLD UPDATE ON BRIMSTONE RESERVES

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

       Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)      Financial statements of businesses acquired:

                Not applicable.

       (b)      PRO FORMA financial information:

                Not applicable.

       (c)      Exhibits

                PRESS RELEASE DATED JUNE 19, 2000 VISTA GOLD UPDATE ON BRIMSTONE RESERVES

ITEM 8.  CHANGE IN FISCAL YEAR.

       Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

       Not applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VISTA GOLD CORP.
                                             (Registrant)

Date:    June 19, 2000                       By: /s/ Roger L. Smith
                                                 -------------------
                                             Roger L. Smith
                                             Vice President Finance


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                                  EXHIBIT INDEX

                 Exhibit No.                                          Page No.
                 -----------                                          --------
20.1  Press release dated June 19, 2000  Vista Gold Update               5
      on Brimstone Reserves.




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